Exhibit 99.1


                                PATHOGENICS, INC.

                                  April 4, 2006



Donald  C.  Fresne,  Chairman  &  CEO
Egenix,  Inc.
69  North  Tower  Hill  Road
P.O.  Box  L
Millbrook,  NY  12545

Re:     Merger of Egenix, Inc. with and into Pathogenics, Inc.

Dear Mr. Fresne:

     The following constitutes a mutual letter of intent ("Letter of Intent") with respect to the merger (the "Merger") of Egenix, Inc. ("Egenix"), a Delaware corporation, with and into Pathogenics, Inc. ("Pathogenics"), a Delaware corporation, (collectively the "Parties") on the terms and conditions as follows:

                                 R E C I T A L S

1. WHEREAS, Pathogenics was originally organized under the laws of the State of Delaware on December 16, 1997 as "Niktronic, Inc." and filed a Certificate of Amendment with the Delaware Secretary of State to affect a name change to "Needle Impulse Technologies, Inc." on January 20, 1998. On February 9, 2005, the company filed a Certificate of Amendment with the Delaware Secretary of State to affect a name change to "Pathogenics, Inc."

2. WHEREAS, Pathogenics is authorized to issue 100,000,000 common shares, par value $.001 per share and 10,000,000 preferred shares, par value $.001 per share. Approximately 46,977,960 common shares are outstanding as of the date of this Letter of Intent and up to 500,000 common shares will be issued and outstanding immediately prior to the Closing (as hereinafter defined).

3. WHEREAS, Pathogenics has furnished, or prior to the closing of the Merger (the "Closing") will furnish, to Egenix its registration statement on Form S-4 (the "Registration Statement"), or such other form as shall then be in use, declared effective by the U.S. Securities and Exchange Commission (the "SEC") including current audited financial statements, which are specifically incorporated herein by reference.

4. WHEREAS Egenix was originally organized under the laws of the State of Delaware on April 24, 1991 as "Epigen, Inc." and filed a Certificate of Amendment with the Delaware Secretary of State to affect a name change to "Egenix, Inc." on December 16, 2002.

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5.     WHEREAS,  Egenix  is authorized  to issue  50,000,000 common shares, par value $.01 per share and 15,000,000 preferred shares, par value $.01 per share, of which 300,000 are shares of Series A preferred stock. Approximately 3,781,116 shares of common stock and 184,332 shares of Series A preferred stock are outstanding as of the date of this Letter of Intent and up to 9,000,000 shares of common stock and of common equivalents of Egenix will be issued and outstanding (including any shares, or rights to acquire shares, issued as a part of or in connection with any financings, any shares of common stock underlying the Series A preferred stock and all convertible debt on an as converted to common stock basis, but excluding all other outstanding warrants and options) immediately prior to the Closing (as hereinafter defined).

6.     WHEREAS,  Egenix  has  furnished   Pathogenics   with   a  Confidential
Business  Plan,  which  is  specifically  incorporated  by  reference  herein.

     IN CONSEQUENCE WHEREOF, the Parties have adopted this Letter of Intent as a statement of their intent to effect the Merger on the terms and conditions set forth herein, subject to suitable results of due diligence examinations, required director and shareholder votes, and other requirements of applicable state and federal laws.

1. THE MERGER. The Parties intend to effect the Merger as a non-taxable reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. The Merger will be accomplished by issuance by Pathogenics to the then current stockholders of Egenix shares of Pathogenics' common stock and preferred stock, as the case may be, in exchange for a like number and kind of shares of common stock and preferred stock of Egenix held by the stockholders of Egenix. Upon the effectiveness of the Merger, such newly issued shares of capital stock of Pathogenics shall be validly authorized and fully paid. The shares of capital stock of Egenix so converted shall be cancelled. The
Registration Statement shall include all of the shares of common stock of Pathogenics to be issued to the former stockholders of Egenix.

At Closing, each party shall provide the other with documentation and evidence that all required statutory notices, proxies, if solicited, and dissenter's rights have been complied with under applicable law.

The Merger shall be structured so that Egenix shall merged with and into Pathogenics and Pathogenics shall be the surviving corporation (the "Surviving Corporation"). Upon the effectiveness of the Merger the Surviving Corporation's name shall be changed to "Egenix, Inc.," or other name chosen by the present management of Egenix, the authorized capital of the Surviving Corporation shall be changed to make it identical to that of Egenix immediately prior to the consummation of the Merger and all shares of the capital stock of Egenix outstanding before the Merger will become shares of the capital stock of Pathogenics. An Agreement and Plan of Merger, Information Statements to stockholders, Certificate of Merger to, among other things, change the corporate name and change the number and type of authorized shares of Surviving

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Corporation  and  all  other  corporate  documents,  shareholder  communications required by the SEC, or state regulatory authorities or necessary to effect the Merger shall be promptly and timely completed in connection with the consummation of the Merger.

2. CONVERSION AND CANCELLATION OF SHARES. The Parties acknowledge that Pathogenics is a public company and does file annual and periodic reports pursuant to Section 12(g) of the U.S. Securities Exchange Act of 1934. Immediately prior to the Closing of the Merger, Pathogenics shall effect an approximately 100-for-1 reverse split of its capital stock and will have outstanding immediately prior to consummation of the Merger up to approximately 500,000 shares of common stock and no other equity securities or rights to acquire any equity securities of Pathogenics will be outstanding. Upon the consummation of the Merger, all shares of capital stock of Egenix so exchanged shall be cancelled. The number of shares of capital stock of the Surviving Corporation to be issued to holders of shares of Egenix capital stock will represent ninety-four percent (94%) of the issued and outstanding shares of common stock and common equivalents of the Surviving Corporation outstanding immediately after the effectiveness of the Merger, including any shares, or rights to acquire shares, issued as a part of or in connection with any financings, any shares of common stock underlying the Series A preferred stock and all convertible debt on an as converted to common stock basis, but excluding all other outstanding warrants and options. The shares of preferred stock issued by the Surviving Corporation will be restricted securities as defined in Regulation D and Rule 144 of the1933 Act, an appropriate legend will be stamped on each certificate representing such shares and stop orders will be issued to the transfer agent.

All outstanding options and warrants and other rights to purchase shares of Egenix common and preferred stock outstanding immediately prior to the Closing shall convert to the right to purchase the same number of shares of the Surviving Corporation's common and preferred stock as the holder thereof would have been entitled to receive if such option, warrant or other right had been exercised immediately prior to the Closing.

All Egenix preferred stock outstanding immediately prior to the effectiveness of the Merger automatically shall convert to newly issued series of the Surviving Corporation's preferred stock with the same ranking, rights and terms.

3. MATTERS PRIOR TO THE CLOSING. As is customary in transactions of this kind, this Letter of Intent shall serve as a general outline of a definitive plan and agreement of reorganization (the "Agreement") and other more detailed documentation to be prepared, approved by counsel, and fully executed. By way of illustration and not limitation, the parties expect that such Agreement shall contain clauses and other agreements which shall be hereafter negotiated including:

     (i) As soon as possible between the date hereof and until successful completion of one or more Bridge Financing(s) by the Parties as described in Section 10(ix), Egenix shall use commercially reasonable efforts to obtain financing by calling then currently outstanding warrants to purchase common stock ("Warrant Call"). The proceeds of such Warrant Call shall be used to finance the Parties' continuing activities prior to the successful completion of the financings in Section 10(ix). Egenix shall receive the lesser of 71.5% or $250,000 of the proceeds of such warrant call, and Pathogenics shall receive the lesser of 28.5% or $100,000 of the proceeds of such warrant call.

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     (ii)  Upon  successful  completion  of  one  or  more  pre-Merger  Bridge
     Financing(s) by the Parties as described in Section 10(ix), Pathogenics shall receive the lesser of 28.5% of the proceeds or $100,000 per month until the Closing, plus the sum of $50,000 as required for the payment of S-4 registration statement legal fees, and Egenix shall receive the lesser of 71.5% of the proceeds or $250,000 per month until the Closing. Payment of the Parties' transaction costs associated with the Letter of Intent, the Merger, the Warrant Call, the Bridge Financing and the PIPE (as hereinafter defined) shall be in addition to the aforementioned sums.

     (iii) Pathogenics shall effectuate an approximatley 100:1 reverse stock split so as to yield the per-Merger capitalization described in paragraph 2 hereof;

     (iv) Assurances that no activities of the parties would, in the reasonable opinion of counsel, result in rights or rescission or other claims under the Securities Act of 1933 ("1933 Act"), the Securities Exchange Act of 1934 ("1934 Act"), state blue sky laws, applicable state corporate laws, and similar laws; and similar assurances that the proposed transaction shall not give rise to material dissenter's rights, rights of appraisal, escrow or lock-up requirements; minority shareholder derivative actions, and similar rights and remedies;

     (v) Assurances that the financial statements of the Parties for the years ended December 31, 2004 and 2005 are audited;

     (vi) Representations and warranties as to the adequacy and accuracy of materials furnished, corporate authority and related matters;

     (vii) Consents, if necessary, by Blue Sky Commissioners and other regulatory authorities;

     (viii)     Suitable  officers'  certificates  and  similar  matters;

     (ix) Opinions of counsel covering issuance of fully paid and non-assessable stock, appropriate exemptions from registration for privately placed and restricted shares, corporate authority and good standing, and similar corporate matters.

4. FINANCIAL STATEMENTS. The Parties will provide each other with audited financial statements for the years ending December 31, 2004 and 2005, and unaudited financial statements for all the periods thereafter including the last day of the month preceding the Closing and shall provide, upon request, all general ledger, checkbook, checkbook register, and similar accounting or bookkeeping documents, if any.

5. DUE DILIGENCE EXAMINATION. The consummation of the transactions contemplated hereunder is expressly conditioned upon the results of due diligence examinations by the respective parties. Pathogenics warrants and represents that the representations contained in the information are true and accurate as of the date of this Letter of Intent, annual report and quarterly reports, and Egenix warrants and represents that the representations contained in its Confidential Business Plan are true and accurate. With respect to the due diligence examinations, each party shall fully and completely disclose and divulge all matters requested; fully disclose all matters that may materially affect the ability of Pathogenics to have a registration statement declared effective; to disclose all matters that may affect the financial statements of Pathogenics and Egenix; and shall make available all books and records. All employees, shareholders, officers, directors, attorneys, accountants, advisors and consultants of Pathogenics and Egenix may be examined by the other party. All information received in connection with the due diligence examination shall be received in confidence and shall not be divulged in the event that a merger of the companies does not take place.

6. NON-SOLICITATION. In consideration of the substantial expenditures of time, effort and money to be undertaken by Parties in connection with the preparation and execution of the Agreement, the various reviews, investigations and verifications referred to above, the Parties hereby undertake and agree (i) that during the term of this Letter of Intent, they shall not enter into or conduct any discussions with any other prospective purchaser for a merger, consolidation, purchase of all or substantially all of the shares of their common stock or any of their assets, and (ii) to negotiate in good faith in an attempt to successfully conclude the transactions contemplated by this Letter of Intent. In addition, pending execution and delivery of the Agreement (or the earlier termination of this Letter of Intent), they will not, and will not permit their representatives to solicit or encourage (including by way of furnishing any non-public information concerning their business, properties or assets) any acquisition proposal and will terminate all negotiations relating to any acquisition proposal received. In the event an unsolicited acquisition is received, the receiving Party shall promptly notify the other Party. As used in this Letter of Intent, "acquisition proposal" means any proposal for a merger or other business combination involving one of the Parties hereto or for the acquisition of any equity interest in, or a substantial portion of the assets thereof other than pursuant to a transaction contemplated by this Letter of Intent.

7. PUBLIC STATEMENTS. Each Party agrees that it will not make any public disclosure of this Letter of Intent or the execution of an Agreement and Plan of Merger without the other's prior written approval. Prior to issuing any press release or public statement concerning the transactions represented therein, a copy shall be made available to the other parties for their comments. If the proposed transactions are not consummated for any reason whatsoever, the respective parties thereto shall keep confidential any information (unless ascertainable from public or published information or trade sources) concerning the business or operations of the parties hereto.

8. CONFIDENTIALITY. Pathogenics will hold and will cause its employees, representatives, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of law, all documents and information concerning Egenix furnished to Pathogenics in connection with the transactions contemplated by this Letter of Intent (except to the extent that such information can be shown to have been (a) previously known by Pathogenics and where the disclosure of which is not in violation of an obligation of Pathogenics, (b) in the public domain through no fault of Pathogenics, or (c) later lawfully acquired by Pathogenics from other sources unless Pathogenics knew such information was obtained in violation of an agreement of confidentiality) and will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors in connection with the Agreement, it being understood that such persons shall be informed by Pathogenics of the confidential nature of such information and shall be directed by Pathogenics to treat such information confidentially.

Egenix will hold and will cause its employees, representatives, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of law, all documents and information concerning Pathogenics furnished to Egenix in connection with the transactions contemplated by this Letter of Intent, except to the extent that such information can be shown to have been (a) previously known by Egenix and where the disclosure of which is not in violation of an obligation of Egenix,
(b) in the public domain through no fault of Egenix, or (c) later lawfully acquired by Egenix from other sources unless Egenix knew such information was obtained in violation of an agreement of confidentiality) and will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors in connection with the Agreement, it being understood that such persons shall be informed by Egenix of the confidential nature of such information and shall be directed by Egenix to treat such information confidentially.

9. BINDING EFFECT. It is understood that the respective rights and obligations of Pathogenics and Egenix remain to be defined in a definitive Agreement and Plan of Merger into which this Letter of Intent and all prior discussions shall merge; provided, however, that the respective obligations of Pathogenics and Egenix described in the three immediately preceding paragraphs shall be binding upon each, respectively, when this Letter of Intent is executed and delivered by both Pathogenics and Egenix to the other.

10. CLOSING MATTERS. In connection with the Closing, or as soon thereafter as practicable, the
Parties will take all corporate, regulatory and other actions reasonably necessary to promptly accomplish the following:

     (i) NOTICE TO PATHOGENICS STOCKHOLDERS. Prior to the Closing, the managements respective managements of the Parties will prepare and mail to their respective shareholders an information statement that describes the transactions and contains the other information about the respective Parties;

     (ii) ELECTION OF OFFICERS AND DIRECTORS. As a part of the Closing, the present directors will consent to the election of directors designated by Egenix. Upon the acceptance and agreement to serve by such newly elected persons, the present officers and directors for Pathogenics shall tender their resignations, from all capacities, of Pathogenics, effective immediately upon the effectiveness of the Merger.

     (iii) INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS. The new management of the Surviving Corporation will authorize indemnification for all directors and officers thereof.

     (iv) FILING OF FORM 8-K. The Surviving Corporation will prepare and file with the Commission appropriate notice describing the transactions on Form 8-K or other applicable form, and otherwise comply with the provisions of the 1934 Act;

     (v) FILING OF SECOND FORM 8-K. Within four business days after the above report on Form 8-K is filed, the Surviving Corporation will procure the prompt preparation and file with the SEC an amendment to the 8-K filed immediately after the effectiveness of the Merger which includes the financial statements and pro forma financial information prepared pursuant to Regulation S-B for the periods specified in Rule 3.05(b)

     (vi) COMPLIANCE WITH RULE 15C2(11). New management will cause the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to effect the continuing quotation of the corporation's securities on the "Bulletin Board";

     (vii) STANDARD & POOR'S CORPORATION MANUAL. New management will take any actions necessary to cause the Standard & Poor's editorial board to continue to approve the corporation for a full description in Standard & Poor's Standard Corporation Manual, Standard & Poor's Daily News Section, coverage of the Company as part of the S&P Market Access Program and coverage on Standard & Poor's Internet Site, www.advisorinsight.com, as well as S&P Marketscope and the S&P Stock Guide database.

     (viii) APPOINTMENT OF AUDITORS, LEGAL COUNSEL AND TRANSFER AGENT. The board of directors will engage independent auditors, legal counsel and a stock transfer and exchange agent for the Surviving Corporation.

     (ix) BRIDGE FINANCING. As soon as possible between the date hereof and prior to ninety (90) days after the execution of the Agreement , Egenix and/or Pathogenics shall use commercially reasonable efforts to obtain financings in the form of sales of equity securities or debt instruments for an aggregate of $5,000,000 ("Bridge Financing"). Any debt instruments will, subject to market conditions, require interest thereon payable in kind in the form of the Surviving Corporation's common stock. In addition to financing the Parties' continuing activities prior to the Closing and as otherwise described in Section 3(ii) hereof, up to $600,000 of proceeds of such bridge financing may used immediately to repay and retire certain of Egenix then outstanding current liabilities, and up to $150,000 of proceeds of such bridge financing may used immediately to repay and retire certain of Pathogenics then outstanding current liabilities.

     (x) PIPE. Prior to or contemporaneously with the effectiveness of the Merger, the Surviving Corporation will privately offer and sell up to $10,000,000 - $15,000,000 of its capital stock ("PIPE").

     (xi) RIGHT OF REVERSION. If at any time after effectiveness of the Merger the Surviving Corporation elects to terminate its patent license agreements that pre-existed the Closing, it shall provide the officers and directors of Pathogenics that pre-existed the Closing with written notice sufficient to avoid any loss or forfeiture, and a corporation owned by the shareholders of Pathogenics that pre-existed the Closing shall have the right, but not the obligation, at their sole expense, to be assigned the patent license agreements without any additional payment to the Surviving Corporation, and in order to maintain the patent license agreements at their sole expense.

     (xii) EFFECTIVENESS. This Letter of Intent shall become effective upon its execution by the Parties and will terminate at 5 PM Eastern Time April 28, 2006, or such other date and time as the Parties may agree in writing, if not sooner embodied into those documents necessary or desirable to facilitate the Closing on or before December 31st, 2006 or such other date and time as the Parties may agree in writing.

If the above and foregoing is acceptable, please so indicate by executing one copy of this letter in the space provided and returning it to the undersigned.


PPATHOGENICS,  INC.


By:
   ---------------------
   Frederic P. Zotos, Esq.
   President and Chief Executive Officer

Accepted  this        day  of          ,  2006
              --------       ---------

EGENIX, INC.



By:
   ------------------------------------
   Donald C. Fresne
   Chairman and Chief Executive Officer

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